PRIORITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2022

(unaudited)

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)(7)	Subordinated Notes	—%	7/15/2026	7/3/2014	$500,000	$—	$—	—%
AIMCO CLO 11, Ltd.	Subordinated Notes	24.51%	10/17/2034	4/4/2022	5,000,000	4,985,872	4,799,302	0.9%
Apidos CLO XVIII-R	Subordinated Notes	16.48%	10/22/2030	9/26/2018	410,000	500,683	375,544	0.1%
Apidos CLO XX	Subordinated Notes	32.43%	7/16/2031	3/4/2020	12,500,000	6,946,175	7,169,206	1.3%
Apidos CLO XXI(6)(7)	Subordinated Notes	—%	7/19/2027	5/13/2015	5,000,000	2,758,038	1,282,821	0.2%
Apidos CLO XXII	Subordinated Notes	24.60%	4/21/2031	9/17/2015	9,894,611	6,507,334	6,984,021	1.3%
Apidos CLO XXIV	Subordinated Notes	31.48%	10/21/2030	5/17/2019	12,214,397	6,864,906	7,348,346	1.3%
Apidos CLO XXVI	Subordinated Notes	19.40%	7/18/2029	7/25/2019	6,000,000	4,490,786	4,323,921	0.8%
Babson CLO Ltd. 2015-I	Subordinated Notes	12.92%	1/20/2031	4/1/2015	3,400,000	2,053,079	1,464,063	0.3%
Barings CLO Ltd. 2018-III(6)	Subordinated Notes	—%	7/20/2029	10/10/2014	397,600	168,791	111,139	0.0%
BlueMountain CLO 2012-2 Ltd.(6)(7)	Subordinated Notes	—%	11/20/2028	1/7/2015	3,000,000	832,178	—	—%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	1.18%	10/22/2030	10/1/2015	1,900,000	1,376,619	883,195	0.2%
BlueMountain CLO XXVI Ltd.	Subordinated Notes	23.39%	10/20/2034	11/18/2021	8,906,000	7,592,302	6,875,734	1.2%
BlueMountain CLO XXVIII Ltd.	Subordinated Notes	24.91%	4/17/2034	4/1/2022	3,300,000	2,876,566	2,736,126	0.5%
BlueMountain CLO XXIX Ltd.	Subordinated Notes	25.25%	7/25/2034	12/15/2021	6,000,000	5,520,671	5,102,329	0.9%
BlueMountain CLO XXXI Ltd.	Subordinated Notes	25.06%	4/19/2034	4/28/2022	5,000,000	4,075,736	3,766,994	0.7%
BlueMountain CLO XXXII Ltd.	Subordinated Notes	25.24%	10/16/2034	2/18/2022	12,000,000	9,802,221	8,973,125	1.6%
BlueMountain CLO XXXIV Ltd.	Subordinated Notes	25.05%	4/20/2035	3/23/2022	5,700,000	5,546,406	5,069,580	0.9%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	13.89%	10/21/2030	8/22/2017	2,500,000	2,143,863	1,754,339	0.3%
California Street CLO IX, Ltd.	Preference Shares	25.70%	7/16/2032	12/13/2019	4,670,000	2,269,368	2,270,544	0.4%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	8.82%	8/14/2030	6/23/2016	17,550,000	11,297,639	8,193,329	1.5%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	12.62%	1/15/2031	12/22/2016	11,839,488	6,896,062	5,248,213	1.0%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	19.97%	4/17/2031	2/25/2016	12,870,000	7,956,652	7,613,258	1.4%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	11.97%	7/28/2031	5/23/2018	15,000,000	12,619,266	9,861,325	1.8%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	13.00%	4/20/2034	3/16/2016	6,844,556	6,090,102	5,096,070	0.9%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	14.53%	7/20/2034	8/8/2016	3,245,614	2,775,874	2,584,841	0.5%
Carlyle Global Market Strategies CLO 2017-2, Ltd.	Subordinated Notes	32.59%	7/21/2031	1/4/2022	4,450,000	2,428,674	2,295,621	0.4%
Carlyle Global Market Strategies CLO 2017-4, Ltd.	Income Notes	30.67%	1/15/2030	10/14/2021	9,107,000	5,187,550	4,641,144	0.8%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	11.11%	1/22/2030	12/18/2017	$10,000,000	$8,717,030	$7,045,438	1.3%
Cedar Funding II CLO, Ltd.	Subordinated Notes	17.59%	4/20/2034	9/27/2017	2,500,000	2,096,270	1,797,832	0.3%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	16.38%	7/23/2030	6/19/2017	26,698,229	21,403,202	19,397,153	3.4%
Cedar Funding V CLO, Ltd.	Subordinated Notes	28.94%	7/17/2031	10/15/2018	7,358,000	7,284,504	7,198,911	1.3%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	18.31%	4/20/2034	8/7/2017	6,722,117	6,481,243	5,598,043	1.0%
Cedar Funding X CLO, Ltd.	Subordinated Notes	26.92%	10/20/2032	1/12/2022	10,775,000	9,181,869	8,440,730	1.5%
Cedar Funding XI CLO, Ltd.	Subordinated Notes	26.69%	6/1/2032	7/12/2021	17,500,000	13,698,046	13,102,799	2.4%
Cedar Funding XII, Ltd.	Subordinated Notes	24.49%	10/25/2034	3/28/2022	3,300,000	2,802,166	2,636,887	0.5%
Cedar Funding XIV, Ltd.	Subordinated Notes	25.74%	7/15/2033	4/7/2022	10,000,000	7,712,993	7,286,691	1.3%
Cedar Funding XV, Ltd.	Subordinated Notes	25.52%	4/20/2035	7/25/2022	5,000,000	3,759,150	3,583,660	0.6%
Cent CLO 21 Limited(6)	Subordinated Notes	—%	7/26/2030	5/15/2014	510,555	340,079	254,336	0.0%
CIFC Falcon 2019, Ltd.	Subordinated Notes	21.60%	1/20/2033	5/14/2021	8,500,000	7,889,913	7,495,338	1.4%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	16.42%	7/16/2030	6/1/2018	3,000,000	1,795,327	1,607,270	0.3%
CIFC Funding 2013-II, Ltd.	Income Notes	11.49%	10/18/2030	2/6/2014	305,000	168,985	120,228	0.0%
CIFC Funding 2013-III-R, Ltd.	Subordinated Notes	29.71%	4/24/2031	1/19/2021	4,900,000	2,134,973	2,262,774	0.4%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	18.77%	4/28/2031	3/15/2019	8,000,000	5,044,229	4,869,253	0.9%
CIFC Funding 2014, Ltd.	Income Notes	13.15%	1/21/2031	2/6/2014	2,758,900	1,625,173	1,312,413	0.2%
CIFC Funding 2014-III, Ltd.	Income Notes	17.46%	10/22/2031	11/14/2016	11,700,000	6,953,964	5,347,894	1.0%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	17.70%	1/17/2035	8/5/2014	4,833,031	3,009,117	2,495,944	0.5%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	17.10%	1/22/2031	11/24/2015	7,500,000	4,988,052	4,225,986	0.8%
CIFC Funding 2015-III, Ltd.(6)	Subordinated Notes	—%	4/19/2029	5/29/2018	10,000,000	5,316,585	4,417,930	0.8%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	18.85%	4/20/2034	4/27/2016	22,930,000	12,908,924	10,850,374	2.0%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	27.73%	10/21/2031	12/9/2016	6,500,000	4,476,269	5,479,064	1.0%
CIFC Funding 2017-I, Ltd.(6)	Subordinated Notes	—%	4/20/2029	2/3/2017	8,000,000	6,294,064	5,140,850	0.9%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	17.30%	10/24/2030	8/14/2017	18,000,000	17,095,533	14,730,976	2.6%
CIFC Funding 2018-II, Ltd.	Subordinated Notes	42.90%	4/21/2031	8/11/2022	10,000,000	5,497,771	5,117,079	0.9%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	28.84%	10/17/2031	6/19/2020	6,000,000	4,419,431	4,708,729	0.9%
CIFC Funding 2020-II, Ltd.	Income Notes	30.35%	10/20/2034	7/20/2020	2,000,000	1,608,020	1,782,668	0.3%
CIFC Funding 2020-III, Ltd.	Subordinated Notes	25.60%	10/20/2034	9/11/2020	7,350,000	6,664,539	6,905,420	1.3%
Columbia Cent CLO 29 Limited	Subordinated Notes	28.04%	10/20/2034	7/10/2020	16,000,000	11,993,206	13,362,118	2.3%
Columbia Cent CLO 31 Limited	Subordinated Notes	24.01%	4/20/2034	2/1/2021	12,100,000	10,191,514	9,827,989	1.8%
Dryden 86 CLO, Ltd.	Subordinated Notes	26.96%	7/17/2034	3/10/2022	10,250,000	7,534,852	7,041,731	1.3%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Dryden 87 CLO, Ltd.	Subordinated Notes	26.24%	5/22/2034	3/10/2022	$4,000,000	$3,514,285	$3,169,456	0.6%
Dryden 95 CLO, Ltd.	Subordinated Notes	25.71%	8/21/2034	4/27/2022	10,500,000	8,735,750	8,369,257	1.5%
Galaxy XIX CLO, Ltd.	Subordinated Notes	13.05%	7/24/2030	12/5/2016	2,750,000	1,942,594	1,381,249	0.3%
Galaxy XX CLO, Ltd.	Subordinated Notes	26.62%	4/21/2031	5/28/2021	2,000,000	1,580,414	1,497,132	0.3%
Galaxy XXI CLO, Ltd.	Subordinated Notes	29.90%	4/21/2031	5/28/2021	4,775,000	2,925,649	2,788,499	0.5%
Galaxy XXVII CLO, Ltd.	Subordinated Notes	35.98%	5/16/2031	7/23/2021	2,212,500	960,442	1,077,686	0.2%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	30.74%	7/15/2031	5/30/2014	5,295,000	2,400,028	2,364,459	0.4%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	0.04%	10/29/2029	7/19/2017	3,250,000	2,191,862	1,827,986	0.3%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	—%	4/28/2025	4/14/2014	400,000	210,313	—	—%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)	Subordinated Notes	—%	10/22/2025	9/12/2014	500,000	298,545	—	—%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	—%	4/20/2027	3/16/2015	3,000,000	1,849,511	—	—%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/3/2015	3,000,000	1,927,789	—	—%
Halcyon Loan Advisors Funding 2015-3 Ltd.(6)	Subordinated Notes	—%	10/18/2027	7/27/2015	7,000,000	5,329,399	18,050	0.0%
HarbourView CLO VII-R, Ltd.	Subordinated Notes	1.45%	7/18/2031	6/5/2015	275,000	190,750	96,122	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	7.60%	10/20/2031	6/30/2015	6,049,689	4,593,570	3,265,213	0.6%
LCM XV Limited Partnership(6)	Income Notes	—%	7/19/2030	1/28/2014	250,000	154,276	111,628	0.0%
LCM XVI Limited Partnership	Income Notes	8.98%	10/15/2031	5/12/2014	6,814,685	4,394,110	3,042,789	0.6%
LCM XVII Limited Partnership	Income Notes	10.65%	10/15/2031	9/17/2014	1,000,000	688,461	512,508	0.1%
LCM XVIII Limited Partnership	Income Notes	39.07%	4/21/2031	10/29/2021	12,195,000	4,829,361	4,118,965	0.7%
LCM XXVIII Limited Partnership	Subordinated Notes	32.17%	10/21/2030	10/29/2021	2,000,000	1,200,820	1,064,126	0.2%
LCM XXXII Limited Partnership	Income Notes	24.92%	7/20/2034	3/2/2022	10,390,000	8,356,012	7,460,927	1.4%
LCM XXXIV Limited Partnership	Subordinated Notes	30.45%	10/20/2034	8/4/2022	2,395,000	1,654,483	1,566,473	0.3%
Madison Park Funding XIII, Ltd.(6)	Subordinated Notes	—%	4/19/2030	2/3/2014	13,000,000	7,547,228	6,609,313	1.2%
Madison Park Funding XIV, Ltd.	Subordinated Notes	22.34%	10/22/2030	7/3/2014	23,750,000	15,775,164	13,191,827	2.3%
Madison Park Funding XL, Ltd.	Subordinated Notes	41.54%	5/28/2030	10/8/2020	7,000,000	3,309,837	3,229,570	0.6%
Mountain View CLO 2014-1 Ltd.(6)	Income Notes	—%	10/15/2026	8/29/2014	1,000,000	497,106	—	—%
Mountain View CLO IX Ltd.	Subordinated Notes	10.67%	7/15/2031	5/13/2015	8,815,500	4,488,230	3,947,356	0.7%
Neuberger Berman CLO XVI-S, Ltd.	Subordinated Notes	25.88%	4/17/2034	2/9/2022	16,000,000	15,040,405	13,631,067	2.4%
Neuberger Berman CLO XXI, Ltd.	Subordinated Notes	26.72%	4/20/2034	2/16/2022	8,501,407	6,790,324	6,012,633	1.1%
Octagon Investment Partners XIV, Ltd.	Income Notes	2.28%	7/16/2029	12/1/2017	6,150,000	3,205,583	2,496,498	0.5%
Octagon Investment Partners XV, Ltd.	Income Notes	22.60%	7/19/2030	5/23/2019	8,937,544	4,862,427	5,058,649	0.9%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	17.57%	1/27/2031	6/28/2018	16,153,000	7,975,721	6,443,349	1.2%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	14.67%	4/16/2031	7/30/2015	$4,568,944	$2,178,659	$1,735,252	0.3%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	18.05%	5/12/2031	4/25/2019	3,500,000	2,948,184	2,260,538	0.4%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	19.37%	2/14/2031	1/6/2016	13,822,188	8,467,434	6,378,550	1.2%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	12.79%	1/22/2030	11/12/2014	6,625,000	4,776,067	3,508,829	0.6%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	18.63%	7/15/2030	10/31/2018	5,000,000	3,326,688	2,669,667	0.5%
Octagon Investment Partners 30, Ltd.	Subordinated Notes	10.43%	3/18/2030	11/16/2017	9,525,000	7,798,525	6,702,801	1.2%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	23.78%	7/19/2030	12/20/2019	3,067,500	1,964,372	1,794,723	0.3%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	15.30%	1/20/2031	7/9/2018	2,850,000	2,335,456	1,956,287	0.4%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	24.67%	4/15/2031	12/20/2019	10,400,960	7,945,314	7,001,631	1.3%
Octagon Investment Partners 37, Ltd.	Subordinated Notes	24.41%	7/25/2030	3/17/2021	14,500,000	11,034,841	10,582,778	1.9%
Octagon Investment Partners 39, Ltd.	Subordinated Notes	23.67%	10/21/2030	1/9/2020	10,250,000	7,935,561	7,700,292	1.4%
Octagon Loan Funding, Ltd.	Subordinated Notes	20.50%	11/18/2031	8/25/2014	5,014,526	3,014,894	2,542,048	0.5%
OZLM VI, Ltd.	Subordinated Notes	3.91%	4/17/2031	10/31/2016	15,688,991	10,786,138	6,790,857	1.2%
OZLM VII, Ltd.(6)	Subordinated Notes	—%	7/17/2029	11/3/2015	2,654,467	1,400,526	415,831	0.1%
OZLM VIII, Ltd.(6)	Subordinated Notes	—%	10/17/2029	8/7/2014	950,000	559,229	283,547	0.1%
OZLM IX, Ltd.	Subordinated Notes	8.55%	10/20/2031	2/22/2017	15,000,000	10,902,188	7,574,208	1.4%
OZLM XII, Ltd.(6)	Subordinated Notes	—%	4/30/2027	1/17/2017	12,122,952	7,169,134	2,865,008	0.5%
OZLM XXII, Ltd.	Subordinated Notes	7.89%	1/17/2031	5/11/2017	27,343,000	14,512,845	10,794,148	2.0%
Redding Ridge 3 CLO, Ltd.	Preference Shares	20.17%	1/15/2030	3/26/2021	12,293,000	6,765,482	6,287,941	1.1%
Redding Ridge 4 CLO, Ltd.	Subordinated Notes	20.06%	4/15/2030	1/29/2021	14,000,000	12,620,986	11,691,806	2.1%
Redding Ridge 5 CLO, Ltd.	Subordinated Notes	22.24%	10/15/2031	5/27/2021	5,500,000	4,980,861	4,701,445	0.9%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Notes	22.91%	10/20/2034	2/11/2022	8,000,000	6,843,098	6,909,875	1.3%
Romark WM-R Ltd.	Subordinated Notes	8.42%	4/21/2031	4/11/2014	490,713	354,871	253,805	0.0%
Sound Point CLO II, Ltd.	Subordinated Notes	6.15%	1/26/2031	5/16/2019	21,053,778	10,501,408	7,795,659	1.4%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	15.77%	10/23/2031	7/31/2019	9,002,745	3,479,114	2,485,499	0.5%
Sound Point CLO XVII, Ltd.	Subordinated Notes	12.83%	10/20/2030	7/11/2018	20,000,000	15,080,722	12,619,637	2.3%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	16.46%	1/20/2031	10/29/2018	15,563,500	11,101,087	10,262,061	1.9%
Sound Point CLO XIX, Ltd.	Subordinated Notes	26.44%	4/15/2031	9/23/2021	7,500,000	4,205,509	3,873,757	0.7%
Sound Point CLO XX, Ltd.	Subordinated Notes	23.88%	7/28/2031	11/5/2021	8,000,000	5,033,202	4,447,906	0.8%
Sound Point CLO XXIII, Ltd.	Subordinated Notes	20.74%	7/17/2034	8/27/2021	5,915,000	4,360,509	4,180,994	0.8%
Symphony CLO XIV, Ltd.(6)	Subordinated Notes	—%	7/14/2026	5/6/2014	750,000	379,097	208,806	0.0%
Symphony CLO XVI, Ltd.	Subordinated Notes	12.99%	10/15/2031	7/1/2015	5,000,000	4,021,855	3,077,107	0.6%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Symphony CLO XIX, Ltd.	Subordinated Notes	23.18%	4/16/2031	5/6/2021	$2,000,000	$1,325,171	$1,291,147	0.2%
TCI-Symphony CLO 2017-1, Ltd.	Income Notes	30.84%	7/15/2030	9/15/2020	3,000,000	1,822,909	1,864,982	0.3%
TCW CLO 2021-2, Ltd.	Subordinated Notes	28.74%	7/25/2034	8/17/2022	5,000,000	3,513,192	3,360,186	0.6%
THL Credit Wind River 2013-1 CLO, Ltd.(6)	Subordinated Notes	—%	7/19/2030	11/1/2017	10,395,000	6,949,913	5,202,640	0.9%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	11.22%	10/18/2030	12/27/2017	3,250,000	1,971,300	1,471,198	0.3%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	14.59%	7/18/2031	7/11/2018	11,800,000	6,850,830	5,454,941	1.0%
THL Credit Wind River 2014-2 CLO, Ltd.	Income Notes	35.29%	1/15/2031	1/22/2021	7,550,000	2,526,504	2,487,289	0.5%
THL Credit Wind River 2017-4 CLO, Ltd.	Subordinated Notes	32.38%	11/20/2030	6/25/2020	3,765,400	2,752,567	2,633,514	0.5%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	18.09%	7/15/2030	3/11/2019	8,884,000	7,652,556	6,600,256	1.2%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	21.89%	1/20/2031	6/28/2019	13,000,000	11,754,817	10,834,567	2.0%
Venture XVIII CLO, Ltd.(6)	Subordinated Notes	—%	10/15/2029	7/16/2018	4,750,000	2,832,620	2,209,694	0.4%
Venture 28A CLO, Ltd.	Subordinated Notes	18.94%	10/20/2034	7/16/2018	17,715,000	13,066,622	11,719,124	2.1%
Venture XXX CLO, Ltd.	Subordinated Notes	15.61%	1/15/2031	7/16/2018	5,100,000	4,112,127	3,694,800	0.7%
Venture XXXII CLO, Ltd.	Subordinated Notes	17.32%	7/18/2031	10/9/2018	7,929,328	7,067,871	5,862,655	1.1%
Venture XXXIV CLO, Ltd.	Subordinated Notes	24.06%	10/15/2031	7/30/2019	13,903,000	10,875,789	10,497,424	1.9%
Venture 41 CLO, Ltd.	Subordinated Notes	24.92%	1/20/2034	1/26/2021	8,249,375	7,317,008	6,800,473	1.2%
Venture 42 CLO, Ltd.	Subordinated Notes	23.43%	4/17/2034	11/5/2021	15,000,000	12,961,825	11,718,227	2.1%
Venture 43 CLO, Ltd.	Subordinated Notes	23.31%	4/17/2034	9/1/2021	12,000,000	9,610,291	9,372,536	1.7%
Voya IM CLO 2013-1, Ltd.	Income Notes	7.36%	10/15/2030	6/9/2016	4,174,688	2,639,849	2,004,574	0.4%
Voya IM CLO 2013-3, Ltd.(6)	Subordinated Notes	—%	10/18/2031	2/13/2015	4,000,000	1,884,865	1,184,984	0.2%
Voya IM CLO 2014-1, Ltd.	Subordinated Notes	0.43%	4/18/2031	2/5/2014	314,774	194,486	121,158	0.0%
Voya CLO 2014-3, Ltd.(6)(7)	Subordinated Notes	—%	7/24/2026	4/10/2015	7,000,000	2,853,170	—	—%
Voya CLO 2014-4, Ltd.	Subordinated Notes	6.07%	7/14/2031	11/10/2014	1,000,000	657,843	430,022	0.1%
Voya CLO 2015-2, Ltd.(6)(7)	Subordinated Notes	—%	7/23/2027	6/24/2015	13,712,000	3,274,452	151,710	0.0%
Voya CLO 2016-1, Ltd.	Subordinated Notes	14.45%	1/21/2031	1/22/2016	7,750,000	6,173,158	5,354,042	1.0%
Voya CLO 2016-3, Ltd.	Subordinated Notes	11.70%	10/20/2031	9/30/2016	10,225,000	7,896,276	6,662,431	1.2%
Voya CLO 2017-3, Ltd.	Subordinated Notes	13.76%	4/20/2034	6/15/2017	5,750,000	6,413,193	5,118,481	0.9%
Voya CLO 2017-4, Ltd.	Subordinated Notes	31.00%	10/15/2030	3/25/2021	2,500,000	1,560,592	1,461,645	0.3%
Voya CLO 2018-1, Ltd.	Subordinated Notes	17.19%	4/18/2031	2/23/2018	20,000,000	16,188,160	14,178,073	2.5%
Voya CLO 2018-2, Ltd.	Subordinated Notes	29.74%	7/15/2031	4/27/2021	6,778,666	4,248,798	4,175,208	0.8%
Voya CLO 2018-4, Ltd.	Subordinated Notes	30.88%	1/15/2032	8/9/2021	3,192,000	2,303,250	2,188,424	0.4%
Voya CLO 2019-1, Ltd.	Subordinated Notes	23.41%	4/15/2031	1/27/2020	15,500,000	14,225,782	12,856,745	2.3%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya CLO 2020-1, Ltd.	Subordinated Notes	24.85%	7/17/2034	3/3/2022	$6,500,000	$5,504,293	$5,013,173	0.9%
Voya CLO 2022-1, Ltd.	Subordinated Notes	25.79%	4/20/2035	3/18/2022	17,600,000	16,411,813	14,759,462	2.6%
West CLO 2014-1 Ltd.(6)(7)	Subordinated Notes	—%	7/17/2026	6/24/2014	13,375,000	2,623,161	—	—%
Total Collateralized Loan Obligation - Equity Class						$881,871,764	$757,710,503	137.3%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
AGL CLO 21, Ltd.	Class E Notes	11.76% (SOFR + 8.62%)	7/27/2035	7/27/2022	$1,000,000	$950,757	$957,994	0.2%
Apidos CLO XXIV	Class E-R Notes	10.56% (LIBOR + 7.86%)	10/21/2030	3/10/2020	2,000,000	1,574,934	1,505,149	0.3%
BlueMountain CLO 2015-3 Ltd.	Class E-R Notes	10.79% (LIBOR + 8.08%)	4/21/2031	8/5/2022	2,500,000	1,769,316	1,683,598	0.3%
BlueMountain Fuji US CLO III Ltd.	Class E Notes	7.71% (LIBOR + 5.20%)	1/15/2030	9/9/2022	2,000,000	1,657,283	1,655,833	0.3%
California Street CLO IX, Ltd.	Class F-R2 Notes	11.26% (LIBOR + 8.52%)	7/16/2032	9/2/2020	2,000,000	1,630,953	1,634,410	0.3%
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	10.91% (LIBOR + 8.00%)	5/15/2031	3/6/2019	7,500,000	7,019,189	4,842,955	0.9%
Carlyle CLO 17, Ltd.	Class E-R Notes	11.13% (LIBOR + 8.35%)	4/30/2031	3/5/2019	3,000,000	2,859,258	2,612,326	0.5%
Cent CLO 21 Limited	Class D-R2 Notes	9.07% (LIBOR + 6.30%)	7/26/2030	7/29/2022	7,000,000	5,743,007	6,163,571	1.1%
Cent CLO 21 Limited	Class E-R2 Notes	11.42% (LIBOR + 8.65%)	7/26/2030	7/12/2018	109,122	106,297	91,399	0.0%
CIFC Funding 2013-III-R, Ltd.	Class D Notes	8.68% (LIBOR + 5.90%)	4/24/2031	9/9/2022	1,675,000	1,421,031	1,438,018	0.3%
CIFC Funding 2013-III-R, Ltd.	Class E Notes	10.56% (LIBOR + 7.78%)	4/24/2031	10/2/2020	3,000,000	2,354,385	2,188,019	0.4%
CIFC Funding 2014-III, Ltd.	Class E-R2 Notes	8.86% (LIBOR + 6.10%)	10/22/2031	9/16/2022	1,125,000	950,940	1,051,332	0.2%
CIFC Funding 2014-III, Ltd.	Class F-R2 Notes	11.01% (LIBOR + 8.25%)	10/22/2031	11/5/2021	1,500,000	1,397,281	1,201,849	0.2%
CIFC Funding 2014-IV-R, Ltd.	Class E-R Notes	11.92% (LIBOR + 9.18%)	1/17/2035	12/20/2021	778,684	755,798	715,651	0.1%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	11.24% (LIBOR + 8.50%)	10/17/2031	9/17/2018	750,000	746,555	638,253	0.1%
CIFC Funding 2015-I, Ltd.	Class E-RR Notes	8.76% (LIBOR + 6.00%)	1/22/2031	9/9/2022	2,562,500	2,174,042	2,410,341	0.4%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	10.61% (LIBOR + 7.85%)	1/22/2031	10/31/2019	5,000,000	4,215,125	4,020,015	0.7%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	12.88% (LIBOR + 10.15%)	10/21/2031	9/16/2019	3,750,000	3,675,594	3,429,580	0.6%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Galaxy XXI CLO, Ltd.	Class F-R Notes	9.96% (LIBOR + 7.25%)	4/21/2031	3/8/2019	$6,000,000	$5,178,381	$5,039,380	0.9%
Galaxy XXII CLO, Ltd.	Class F-RR Notes	11.54% (LIBOR + 8.80%)	4/17/2034	8/8/2022	1,500,000	1,204,649	1,232,236	0.2%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	10.98% (LIBOR + 8.06%)	5/16/2031	3/5/2019	1,500,000	1,386,210	1,142,526	0.2%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	10.99% (LIBOR + 8.48%)	7/15/2031	6/29/2018	41,713	40,148	35,767	0.0%
HarbourView CLO VII-R, Ltd.(8)	Class F Notes	11.01% (LIBOR + 8.27%)	7/18/2031	10/29/2018	7,180,049	7,140,103	4,290,525	0.8%
LCM XXIII Ltd.	Class D Notes	9.76% (LIBOR + 7.05%)	10/19/2029	8/19/2022	6,000,000	5,120,174	5,102,286	0.9%
Madison Park Funding XIII, Ltd.	Class F-R Notes	10.69% (LIBOR + 7.95%)	4/19/2030	10/25/2019	2,000,000	1,771,020	1,576,483	0.3%
Madison Park Funding XIV, Ltd.	Class F-R Notes	10.53% (LIBOR + 7.77%)	10/22/2030	3/13/2020	4,500,000	3,304,284	3,581,203	0.6%
Madison Park Funding XXIV, Ltd.	Class E-R Notes	9.94% (SOFR + 7.46%)	10/19/2029	8/19/2022	5,000,000	4,686,765	4,771,206	0.9%
Madison Park Funding XL, Ltd.	Class E-R Notes	9.49% (LIBOR + 6.45%)	5/28/2030	9/9/2022	3,460,000	3,038,505	3,245,998	0.6%
Mountain View CLO IX Ltd.	Class E Notes	10.53% (LIBOR + 8.02%)	7/15/2031	10/29/2018	3,625,000	3,580,118	2,509,223	0.5%
Neuberger Berman CLO XV, Ltd.	Class E-R Notes	9.26% (LIBOR + 6.75%)	10/15/2029	9/14/2022	1,375,000	1,248,520	1,257,441	0.2%
Newark BSL CLO 2, Ltd.	Class D Notes	9.08% (LIBOR + 6.30%)	4/21/2031	7/27/2022	3,000,000	2,670,440	2,748,963	0.5%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	9.98% (LIBOR + 7.20%)	1/27/2031	10/15/2019	5,362,500	4,413,744	3,935,299	0.7%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	10.99% (LIBOR + 8.25%)	4/16/2031	10/15/2019	6,080,742	5,152,890	5,296,634	1.0%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	10.51% (LIBOR + 7.75%)	1/22/2030	11/25/2019	5,500,000	4,520,186	4,254,372	0.8%
OZLM VIII, Ltd.	Class E-RR Notes	10.91% (LIBOR + 8.17%)	10/17/2029	11/6/2018	8,400,000	8,340,106	6,524,608	1.1%
Sound Point CLO IV-R, Ltd.	Class F Notes	10.84% (LIBOR + 8.10%)	4/18/2031	3/18/2019	3,500,000	3,300,650	2,243,635	0.4%
Sound Point CLO XIV, Ltd.	Class E Notes	9.43% (LIBOR + 6.65%)	1/23/2029	7/27/2022	1,000,000	906,860	918,150	0.2%
Sound Point CLO XXV, Ltd.	Class E-R Notes	10.03% (SOFR + 7.25%)	4/25/2033	9/9/2022	3,000,000	2,573,802	2,549,206	0.5%
THL Credit Wind River 2014-2 CLO, Ltd.	Class F-R Notes	10.38% (LIBOR + 7.87%)	1/15/2031	8/16/2022	3,000,000	2,166,137	2,096,695	0.4%
Venture XIX CLO, Ltd.	Class F-RR Notes	11.01% (LIBOR + 8.50%)	1/15/2032	11/16/2018	7,900,000	7,855,848	6,405,333	1.2%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Venture XXXIII CLO, Ltd.	Class F Notes	10.51% (LIBOR + 8.00%)	7/15/2031	12/3/2019	$2,500,000	$1,985,999	$1,833,237	0.3%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	13.36% (LIBOR + 10.85%)	10/15/2030	10/11/2019	3,320,000	3,220,092	2,714,547	0.5%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	11.09% (LIBOR + 8.35%)	4/18/2031	4/11/2019	8,787,500	6,973,914	6,144,189	1.1%
Voya CLO 2017-1, Ltd.	Class D Notes	8.84% (LIBOR + 6.10%)	4/17/2030	9/9/2022	2,500,000	2,064,019	2,080,372	0.4%
Total Collateralized Loan Obligation - Debt Class						$134,845,309	$121,769,807	22.1%

Total Portfolio Investments						$1,016,717,073	$879,480,310	159.4%
Other liabilities in excess of assets							(327,622,679)	(59.4)%
Net assets (48,052,389 shares issued and outstanding)							$551,857,631	100.0%
Net asset value per share							$11.48

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of September 30, 2022, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR or 3-Month Term SOFR, as specified, which was 3.75471% and 3.59329% at September 30, 2022, respectively. The current base rates for each investment may be different from the reference rates on September 30, 2022.

(5) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors. Unless otherwise noted, all of the Company's investments are deemed to be restricted securities.

(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital, and when called, any remaining unamortized investment costs will be written off if the actual distributions are less than the amortized investment cost. To the extent that the cost basis of the senior secured notes is fully recovered, any future distributions will be recorded as realized gains.

(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.

(8) This investment has contractual payment-in-kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date.

See accompanying notes to schedule of investments.

Notes to Schedule of Investments

September 30, 2022

(unaudited)

Note 1. Investments

Investment Valuation

Priority Income Fund, Inc. (the “Company”) follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Company’s board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of Priority Senior Secured Income Management, LLC (the “Adviser”) with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issues its valuation report.

3.	The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board as to the value for each investment.

4.	The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm, and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities. These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third-party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk and credit spread risk.

Notes to Schedule of Investments

September 30, 2022

(unaudited)

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors. Rule 2a-5 under the 1940 Act was recently adopted and establishes requirements for determining fair value in good faith for purposes of the 1940 Act.

Investments Transactions

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions at fair value on a trade date basis and changes in fair value are recognized in unrealized appreciation (depreciation) on investments. Realized gains or losses on investments are calculated by using the specific identification method.

Paid-In-Kind Interest

The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the three months ended September 30, 2022, PIK interest that was previously accrued was paid in cash totaling $125,863. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform. The amendments in ASU 2020-04 provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Company's financial statements and disclosures. The Company did not utilize the optional expedients and exceptions provided by ASU 2020-04 during the three months ended September 30, 2022.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act. Rule 2a-5 establishes a consistent, principles-based framework for boards of directors to use in creating their own specific processes in order to determine fair values in good faith. The effective date for compliance with Rule 2a-5 was September 8, 2022. Adoption of Rule 2a-5 did not have a significant impact on the Company’s financial statements and disclosures as our board of directors has chosen to continue to determine fair value in good faith at quarter end. The board of directors has appointed the Adviser to determine fair value in good faith intra-quarter.

Portfolio Investments

During the three months ended September 30, 2022, the Company purchased $63,238,889 of investment securities (excluding short-term securities).

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$757,710,503	$757,710,503
Collateralized Loan Obligations - Debt Class	—	—	121,769,807	121,769,807
	$—	$—	$879,480,310	$879,480,310

Notes to Schedule of Investments

September 30, 2022

(unaudited)

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2022	$766,507,176	$79,686,318	$846,193,494
Net realized gain on investments	166,032	—	166,032
Net change in unrealized appreciation (depreciation) on investments	(32,714,331)	(2,863,384)	(35,577,715)
Purchases of investments	18,923,844	44,315,045	63,238,889
Payment-in-kind interest	—	(125,863)	(125,863)
Repayments from investments	(1,809,419)	—	(1,809,419)
Proceeds from sales of investments	—	—	—
Accretion of purchase discount, net	6,637,201	757,691	7,394,892
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at September 30, 2022	$757,710,503	$121,769,807	$879,480,310

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(32,714,331)	$(2,863,384)	$(35,577,715)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the three months ended September 30, 2022.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of September 30, 2022:

		Primary	Unobservable Input
Asset Category	Fair Value	Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$757,710,503	Discounted Cash Flow	Discount Rate	2.53% - 48.80%	26.00%
Collateral Loan Obligations - Debt Class	121,769,807	Discounted Cash Flow	Discount Rate	11.51% - 23.67%	16.84%
Total Level 3 Investments	$879,480,310

(1) Excludes investments that have been called for redemption.

(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

Notes to Schedule of Investments

September 30, 2022

(unaudited)

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

Notes to Schedule of Investments

September 30, 2022

(unaudited)

The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Company investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. On March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the U.S. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the Federal Reserve. There is, however, no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Company or on certain instruments in which the Company invests can be difficult to ascertain, and they may vary depending on a variety of factors. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute at least 90% of such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

Notes to Schedule of Investments

September 30, 2022

(unaudited)

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Impact of the novel coronavirus (“COVID-19”) pandemic

On March 11, 2020, the World Health Organization declared the novel coronavirus (“COVID-19”) as a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19. COVID-19 has had a devastating impact on the global economy, including the U.S. economy, and has resulted in a global economic recession.

In response to the COVID-19 outbreak, many states, including those in which we and our portfolio companies operate, issued orders that required the closure of non-essential businesses and/or required or encouraged residents to stay at home as to contain or mitigate its spread, which resulted in business shutdowns, cancellations of and restrictions on events and travel, significant reductions in demand for certain goods and services, reductions in and restriction on business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, including the United States, have relaxed or eliminated the early public health restrictions, the outbreak of new, mutated or worsening strains of COVID-19 may result in a resurgence in the number of reported cases and hospitalizations related to the COVID-19 pandemic. Such increases in cases could lead to the re-introduction of restrictions and business shutdowns in certain states, counties and cities in the United States and globally. Despite the greater availability of vaccines within the United States, it remains unclear how quickly the vaccines will be distributed globally or whether “herd immunity” will be achieved. Additionally, various areas of everyday life continue to be impacted by detailed COVID-related protocols, and the continuation of these protocols could extend the social and economic impacts of the pandemic described above. These factors, among others, could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time.

The COVID-19 pandemic (including the preventative measures taken in response thereto) has to date (i) created significant business disruption issues for certain of our CLO investments, and (ii) materially and adversely impacted the value and performance of certain of our CLO investments. The COVID-19 pandemic continues to have a particularly adverse impact on industries in which certain of our CLO investments operate, including energy, hospitality, travel, retail and restaurants. Certain of our portfolio companies in other industries have also been significantly impacted. The COVID-19 pandemic is continuing as of the filing date of this Report, and its extended duration may have further adverse impacts on our portfolio companies and CLO investments after September 30, 2022, including for the reasons described herein.

As a management investment company, we are required to carry our investments at fair value as determined in good faith by our Board of Directors. Depending on market conditions, we could incur substantial losses in future periods, which could have a material adverse impact on our business, financial condition, and results of operations.

Notes to Schedule of Investments

September 30, 2022

(unaudited)

Although it is difficult to predict the extent of the impact of the COVID-19 outbreak on the underlying CLO vehicles we invest in, CLO vehicles in which we invest may fail to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests. Such failure could cause the assets of the CLO vehicle to not receive full par credit for purposes of calculation of the CLO vehicle’s overcollateralization tests and as a consequence, may lead to a reduction in such CLO vehicle’s payments to us, because holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The COVID-19 pandemic has adversely impacted the fair value of some of our investments as of September 30, 2022, and the values assigned as of this date may differ materially from the values that we may ultimately realize with respect to our investments. The impact of the COVID-19 pandemic may not yet be fully reflected in the valuation of our investments as our valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which we are reporting. Additionally, we may not have yet received information or certifications from our portfolio companies that indicate any or the full extent of declining performance or non-compliance with debt covenants, as applicable, as a result of the COVID-19 pandemic. As a result, our valuations at September 30, 2022 may not show the complete or continuing impact of the COVID-19 pandemic and the resulting measures taken in response thereto. In addition, write downs in the value of some of our investments have reduced, and any additional write downs may further reduce, our net asset value (and, as a result, our asset coverage calculation). Accordingly, we may incur net unrealized losses or may incur realized losses after September 30, 2022, which could have a material adverse effect on our business, financial condition and results of operations.

Co-Investments

On January 13, 2020, (amended on August 2, 2022), the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”), Prospect Floating Rate & Alternative Income Fund, Inc. (“PFLOAT”) and NGL Subsidiary Ltd. (“NGL”), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

Notes to Schedule of Investments

September 30, 2022

(unaudited)

Note 2. Income Taxes

The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to timely distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. In general, the Company may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items.

As of September 30, 2022, the cost basis of investments for tax purposes was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$895,864,955	$55,369,887	$(71,754,532)	$(16,384,645)

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earnings and profits that are characterized as return of capital.

Tax balances are estimates and the final determination for this year will not be made until the Company files its tax return for the tax year ended June 30, 2023.